                                                                      EXHIBIT 99



                                 August 15, 2000

             Analytical Surveys, Inc.          Pfeiffer Public Relations, Inc.
             Michael Renninger                 Geoff High
             Chief Financial Officer           303/393-7044
             mrenninger@anlt.com               geoff@pfeifferpr.com

                    ANALYTICAL SURVEYS REPORTS THIRD QUARTER
                             AND NINE-MONTH RESULTS

INDIANAPOLIS, Indiana -- Analytical Surveys, Inc., (ASI) (Nasdaq National Market-ANLT), a provider of customized data conversion and digital mapping services for the geographic information systems (GIS) market, today announced results for its third quarter and nine-month period ended June 30, 2000.

Third quarter sales were $20.0 million as compared with $31.2 million in the third quarter last year. The Company reported a net loss of $9.5 million, or $1.36 per diluted share, versus net income of $2.0 million, or 28 cents per diluted share, in last year's third quarter.

Through nine months, ASI reported gross sales of $62.3 million versus sales of $88.6 million during the comparable period a year ago. Net loss was $15.5 million, or $2.26 per diluted share, versus net income of $4.8 million, or 67 cents per diluted share at the nine-month mark last year.

Management said the reduction in ASI's top-line results was partially attributable to the decline in contract volume experienced during the second half of fiscal 1999 and the second quarter of fiscal 2000. That decline was believed to be the result of consolidation within the utility industry, Y2K computer concerns, increased competition from companies with offshore operations and most recently, customer concerns about the Company's financial situation. As of June 30, 2000, backlog was $63.4 million as compared with $92.0 million as of June 30, 1999.

The Company's on-going detailed review of open projects resulted in increases in the estimated cost-to-complete in a significant number of contracts. For the three months ended June 30, 2000, the resulting reduction of sales was $8.3 million and has been accounted for as a change in estimate based on refinements of the estimating process of changing conditions and new developments. Contract cost-to-complete adjustments totaling $1.6 million for the three months ended June 30, 1999 represent errors identified in the Company's restatement of fiscal 1999 results. Management said that while it had previously announced that ASI might restate previously reported financial figures, further analysis indicates these adjustments should be incorporated in the current quarter.

Shortly after the close of the third quarter, ASI announced it had named Norman Rokosh as the Company's new president and CEO. Rokosh joined ASI with a background in the GIS industry, as well as considerable experience in leading corporate turnarounds and restructuring efforts.

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
                                                                     Page 2 of 6

"We are finalizing our plans for corporate recovery initiatives. Our plan is to implement these initiatives as soon as possible. We are pleased with the support we have received from our employees, corporate lending team and investment banker," Rokosh said. "Also, our finance team has completed the transition to a new Company-wide financial accounting system. This system will greatly assist us in closely monitoring our financial performance in the future."

In June, ASI announced it had retained Brean Murray and Co. as its investment banker. The firm, which has helped orchestrate a number of transactions within the GIS industry, is exploring possible strategic partnerships and private equity financing options as well as potential buyer or merger partners. Earlier this month, ASI also announced its Senior Lenders had extended to September 30, 2000, a Waiver Agreement related to the Company's bank credit facility. The previous Waiver Agreement was due to expire on July 31, 2000.

ASI management will be holding a conference call this afternoon, August 15, 2000, at 4:30 p.m. Eastern. The dial-in number is (719) 457-2645. Participants should call in at least 10 minutes prior to the conference start time to ensure prompt access to the conference. Participants will be asked to provide their name and company name. At the beginning of the conference, they will also be instructed on how to participate in the question and answer period. The call will also be simulcast and rebroadcast over the Internet at HTTP://WWW.VCALL.COM.

Analytical Surveys, Inc. is an industry leader in providing customized data conversion, digital mapping and consulting services for the spatial data markets. Geospatial data is used for a variety of applications, including the creation of geographic information systems (GIS). A GIS is a high-resolution, large-scale, richly detailed "intelligent map" that allows users to input, update, query, analyze and display detailed information about a geographic area. Geographic information systems are widely used by utilities, state and local governments, federal agencies and commercial businesses to manage massive infrastructures effectively, to improve operating efficiencies and to analyze future demand for facilities. The Company's traditional markets have been utilities and state and local governments.

Certain statements made in this press release are forward looking statements within the meaning of the Private Securities Litigation Act of 1995. Results may differ materially from the Company's expectations. A number of uncertainties and other factors could cause actual results to differ materially from such forward looking statement, including, but not limited to, the possibility that certain transactions cited herein may not be completed. A more detailed description of factors that could affect the Company's financial results are included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

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                                                                     Page 3 of 6
FINANCIAL RECAP
(In thousands, except per share data)

                   CONSOLIDATED STATEMENTS OF OPERATIONS AND
                          COMPREHENSIVE INCOME (LOSS)
                                  (Unaudited)

                                                                         THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                                              JUNE 30,                            JUNE 30,
                                                                       1999              2000              1999              2000
                                                                     --------          --------          --------          --------
Gross Sales                                                            31,167            19,958            88,563            62,344
     Contract cost-to-complete adjustments                             (1,639)           (8,250)           (4,980)          (15,838)
                                                                     --------          --------          --------          --------
Net Sales                                                            $ 29,528            11,708            83,583            46,506
                                                                     --------          --------          --------          --------

Costs and expenses
     Salaries, wages and related benefits                              14,965            10,118            43,927            35,662
     Subcontractor costs                                                4,507             5,724            11,886            11,441
     Other general and administrative                                   4,594             3,424            13,495            11,339
     Depreciation and amortization                                      1,484             1,501             4,229             3,982
     Restructuring costs                                                   --                --                --             1,755
                                                                     --------          --------          --------          --------
                                                                       25,550            20,767            73,537            64,179
                                                                     --------          --------          --------          --------

         Earnings (loss) from operations                                3,978            (9,059)           10,046           (17,673)
                                                                     --------          --------          --------          --------

Other (income) expense
     Interest expense, net                                                677               588             2,065             1,699
     Other                                                                (70)             (153)             (230)             (244)
                                                                     --------          --------          --------          --------
                                                                          607               435             1,835             1,455
                                                                     --------          --------          --------          --------

         Earnings (loss) before income taxes
             and extraordinary loss                                     3,371            (9,494)            8,211           (19,128)

Income tax expense (benefit)                                            1,369                --             3,428            (3,617)
                                                                     --------          --------          --------          --------

     Earnings (loss) before                                             2,002            (9,494)            4,783           (15,511)
         extraordinary loss
     Extraordinary loss on
         extinguishment of debt, net of tax                                --                --                --               209
                                                                     --------          --------          --------          --------

     Net earnings (loss)                                                2,002            (9,494)            4,783           (15,720)

Other comprehensive loss                                                   --              (336)               --                (5)
                                                                     --------          --------          --------          --------

     Comprehensive income (loss)                                     $  2,002            (9,830)            4,783           (15,725)
                                                                     ========          ========          ========          ========

                                                            Continued on Page 4

                   CONSOLIDATED STATEMENTS OF OPERATIONS AND
                          COMPREHENSIVE INCOME (LOSS)
                                  (Unaudited)

                                                      THREE MONTHS ENDED        NINE MONTHS ENDED
                                                           JUNE 30,                  JUNE 30,
                                                      1999         2000         1999         2000
                                                      ----         ----         ----         ----
Basic earnings (loss) per common share:
   Earnings (loss) before
     extraordinary loss                             $  0.29       (1.36)        0.71        (2.23)
   Extraordinary loss                               $    --          --           --          .03
   Net earnings (loss)                              $  0.29       (1.36)        0.71        (2.26)

Diluted earnings (loss) per common share:
   Earnings (loss) before
     extraordinary loss                             $  0.28       (1.36)        0.67        (2.23)
   Extraordinary loss                               $    --          --           --          .03
   Net earnings (loss)                              $  0.28       (1.36)        0.67        (2.26)

Weighted average common shares:
   Basic                                              6,917       6,974        6,739        6,960
                                                    =======     =======      =======      =======
   Diluted                                            7,191       7,040        7,128        7,058
                                                    =======     =======      =======      =======

See accompanying notes to consolidated financial statements.

                                                            Continued on Page 5

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                      SEPT. 30,         JUNE 30,
                                                                        1999              2000
                                                                        ----              ----
ASSETS

Current assets:
  Cash                                                               $   6,659              551
  Accounts receivable, net of allowance for doubtful
     accounts of $138 and $433                                          15,074           15,691
  Revenue in excess of billings                                         30,898           22,703
  Deferred income taxes                                                    402              440
  Income taxes receivable                                                4,085            3,764
  Prepaid expenses and other                                             1,066              414
                                                                     ---------         --------

         Total current assets                                           58,184           43,563

Equipment and leasehold improvements, as cost:
  Equipment                                                             13,916           15,124
  Furniture and fixtures                                                 1,581            1,658
  Leasehold improvements                                                 1,076            1,085
                                                                     ---------         --------
                                                                        16,573           17,867
  Less accumulated depreciation and amortization                        (8,740)         (11,076)
                                                                     ---------         --------
                                                                         7,833            6,791

Investment securities                                                      537              532
Deferred income taxes                                                      590            1,819
Goodwill, net of accumulated amortization of $3,174
  and $4,485                                                            22,098           20,801
                                                                     ---------         --------

         Total assets                                                $  89,242           73,506
                                                                     =========         ========

                                                             Continued on Page 6

                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                                      SEPT. 30,    JUNE 30,
                                                                        1999         2000
                                                                        ----         ----
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Line of credit                                                      $    --        4,450
  Bank term loan                                                        4,900       16,150
  Current portion of long-term debt                                     2,365        2,512
  Billings in excess of revenue                                         2,008        1,748
  Accounts payable and other accrued liabilities                        5,063        8,239
  Accrued payroll and related benefits                                  3,819        3,534
                                                                      -------      -------

          Total current liabilities                                    18,155       36,633

Long-term debt, less current portion                                   20,339        1,690
Deferred compensation payable                                              85           85
                                                                      -------      -------

          Total liabilities                                            38,579       38,408
                                                                      -------      -------

Stockholders' equity:
  Preferred stock; no par value.  Authorized 2,500 shares;
      none issued or outstanding                                           --           --
  Common stock; no par value.  Authorized 100,000 shares;
      6,948 and 6,974 issued and outstanding at September
      30, 1999 and June 30, 2000 respectively                          32,080       32,240
  Accumulated other comprehensive income - unrealized
      gain (loss) on investment securities                                 --           (5)
  Retained earnings                                                    18,583        2,863
                                                                      -------      -------
      Total stockholders' equity                                       50,663       35,098
                                                                      -------      -------

      Total liabilities and stockholders' equity                      $89,242       73,506
                                                                      =======      =======

See accompanying notes to consolidated financial statements.

                                      ###